Exhibit 99.2
LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED (2005) AND CONSOLIDATED (2004)
FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIODS ENDED
SEPTEMBER 30, 2005 AND 2004

TABLE OF CONTENTS

Page
INDEPENDENT ACCOUNTANTS’ REVIEW REPORT	1

COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Combined and Consolidated Balance Sheets	2 – 3

Combined and Consolidated Statements of Income	4

Combined and Consolidated Statements of Changes in Stockholders’ Equity	5

Combined and Consolidated Statements of Cash Flows	6 – 7

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS	8 – 15
See accompanying notes to financial statements.

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT
To the Board of Directors of
LPI MEDIA INC. AND SUBSIDIARIES
AND ITS AFFILIATED COMPANY
Los Angeles, California
We have reviewed the accompanying combined (2005) and consolidated (2004) balance sheets of LPI Media Inc. and Subsidiaries and its Affiliated Company (all Delaware corporations) as of September 30, 2005 and 2004, and the related combined and consolidated statements of income, changes in stockholders’ equity and cash flows for the periods then ended, in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these combined and consolidated financial statements is the representation of the management of the Companies.
A review consists principally of inquiries of Company personnel and analytical procedures applied to consolidated financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the combined and consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our reviews, we are not aware of any material modifications that should be made to the accompanying combined and consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.
/s/ RBZ, LLP
RBZ, LLP
Los Angeles, California
October 28, 2005
See accompanying notes to financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2005 AND 2004
ASSETS

	2005	2004
	Combined	Consolidated
Current Assets
Cash	$543,050	$1,773,455
Accounts receivable, net of allowance for returns of $1,514,661 in 2005 and $1,113,440 in 2004 and allowance for doubtful accounts of $547,087 in 2005 and $1,093,823 in 2004	4,665,841	4,556,899
Income tax receivable	16,805	55,518
Inventory, net	1,675,430	1,455,632
Prepaid expenses	500,510	597,308

	7,401,636	8,438,812

Property and Equipment, net	497,645	431,319
Intangible Assets, net	8,727,469	8,729,469
Stockholder Loans Receivable	895,459	557,813
Other Assets	108,296	92,466

	10,228,869	9,811,067

	$17,630,505	$18,249,879

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2005 AND 2004
LIABILITIES AND STOCKHOLDERS’ EQUITY

	2005	2004
	Combined	Consolidated
Current Liabilities
Accounts payable and accrued liabilities	$2,015,952	$2,298,665
Deferred advertising revenue	295,479	215,664
Current portion of long-term debt	—	2,333
Current portion of deferred subscription revenue	4,435,261	4,341,532

	6,746,692	6,858,194

Long-term Liabilities
Long-term debt, net of current portion	7,250,000	7,250,000
Deferred subscription revenue	1,647,696	1,483,273
Deferred rent obligation	293,025	183,598

	9,190,721	8,916,871

Total Liabilities	15,937,413	15,775,065

Commitments and Contingencies (Notes 8 and 10)

Stockholders’ Equity
Common stock, $1 par value, 1,000 shares authorized, issued and outstanding	1,000	1,000
Additional paid-in capital	799,000	799,000
Retained earnings	893,092	1,674,814

	1,693,092	2,474,814

	$17,630,505	$18,249,879

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004
	Combined	Consolidated
Revenue
Advertising	$12,034,351	$11,398,152
Magazine subscriptions	4,813,092	5,076,779
Newsstand	1,811,582	1,949,593
Book sales	1,561,238	1,792,092
Mail order and website access	1,282,606	1,348,137
List brokerage and management	635,132	776,418

	22,138,001	22,341,171

Operating Expenses
Advertising	2,462,905	2,079,441
Circulation	2,620,361	2,513,991
Production and distribution	8,162,766	7,156,248
Editorial	4,083,823	3,838,591
List brokerage and management	388,892	532,030
General and administrative	3,697,792	3,475,073

	21,416,539	19,595,374

Income Before Interest, Taxes, Depreciation and Amortization	721,462	2,745,797

Other (Expense)
Depreciation expense	(176,575)	(132,959)
Amortization expense	(1,000)	(3,000)
Interest expense	(560,130)	(543,659)
Loss on disposal of equipment	—	(3,125)

	(737,705)	(682,743)

Income from Continuing Operations before Income Taxes	(16,243)	2,063,054

Provision for Income Taxes	(8,276)	22,660

Net Income	$(24,519)	$2,040,394

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS’ EQUITY
FOR THE PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

			Retained
		Additional	Earnings
	Common	Paid-in	(Accumulated
	Stock	Capital	Deficit)	Total
Balance, January 1, 2005 (Combined)	$1,000	$799,000	$917,611	$1,717,611

Net Income (Nine Months)	—	—	(24,519)	(24,519)

Balance, September 30, 2005 (Combined)	$1,000	$799,000	$893,092	$1,693,092

Balance, January 1, 2004 (Consolidated)	$1,000	$799,000	$(365,580)	$434,420

Net Income (Nine Months)	—	—	2,040,394	2,040,394

Balance, September 30, 2004 (Consolidated)	$1,000	$799,000	$1,674,814	$2,474,814

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

	2005	2004
	Combined	Consolidated
Cash Flows from Operating Activities
Net income	$(24,519)	$2,040,394
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	176,575	132,959
Amortization	1,000	3,000
(Gain) loss on disposal of equipment	—	3,125
Increase (decrease) in allowance for returns	238,926	(34,601)
Increase (decrease) in allowance for doubtful accounts	(130,488)	658,328
(Increase) decrease in operating assets:
Accounts receivable	168,545	(1,430,977)
Income tax receivable	8,395	(46,163)
Inventory, net	(111,901)	(428,658)
Prepaid expenses	(14,722)	79,444
Other assets	(15,659)	17,842
Increase (decrease) in operating liabilities:
Accounts payable and accrued liabilities	(469,722)	447,527
Deferred advertising revenue	90,029	(84,358)
Deferred subscription revenue	(155,124)	(418,021)
Deferred rent obligation	112,167	7,016

Net cash provided by (used in) operating activities	(126,167)	946,857

Cash Flows from Investing Activities
Purchases of property and equipment	(190,633)	(206,542)
Loan made to stockholder	(337,644)	(290,356)

Net cash used in investing activities	(528,277)	(496,898)

Cash Flows from Financing Activities
Payments on long-term debt	(1,333)	(1,667)
Payments on acquisition-related non-compete obligation	—	(1,333)

Net cash used in financing activities	(1,333)	(3,000)

Net Increase (Decrease) in Cash	(656,108)	446,959

Cash, January 1	1,199,158	1,326,496

Cash, September 30	$543,050	$1,773,455

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004
SUPPLEMENTAL DISCLOSURES

	2005	2004
	Combined	Consolidated
Cash Paid During the Nine Months For:

Interest	$543,750	$543,750

Income taxes	$30,116	$82,365

See accompanying independent accountants’ review report and notes to combined and consolidated financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 1 —	NATURE OF OPERATIONS

LPI Media Inc. (“LPI”) is a publisher of magazines which are distributed worldwide targeting the gay and lesbian community. LPI’s subsidiaries and its affiliated company sell adult-oriented magazines through mail order, offers subscriptions to an interactive website and performs list management and brokerage services.

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Combination and Consolidation

The 2004 financial statements include the accounts of LPI Media Inc. (“LPI”) and its wholly-owned subsidiaries, Triangle Marketing Services, Inc. (“TMS”) and Specialty Publications, LLC (“SP, LLC”), collectively referred to as the “Company”. All material intercompany balances and transactions have been eliminated.

On December 31, 2004, the assets of SP, LLC were transferred to a new corporation, Specpub, Inc. (“Specpub”), which is owned by the primary stockholders of the Company. The 2005 financial statements include the consolidated accounts of LPI and its remaining wholly-owned subsidiary, TMS and the combined assets, liabilities and operations of Specpub. Collectively, all entities are referred to as “the Company”. All material intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts receivable are unsecured and the Company is at risk to the extent such amounts become uncollectible. The allowance for doubtful accounts includes management’s estimate of the amounts expected to be lost on specific accounts receivable and for losses on unidentified accounts included in accounts receivable at September 30, 2005 and 2004. In estimating potential losses, management relies on payment history, stability of debtors, historical experience and industry trends. The amounts the Company will ultimately realize could differ materially in the near term from the amounts assumed in arriving at the allowance for doubtful accounts reported in the financial statements.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations

Occasionally, the Company’s bank balances exceed the FDIC-insured limit of $100,000. The Company has not experienced and does not anticipate any losses relating to cash held in these accounts.

Inventory

Inventory, which consists of editorial and artwork costs for future issues along with books, paper, and other publishing and novelty products and shipping materials, are carried at the lower of cost or market (first in, first out) and are charged to expense at the time of publication or sale.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the property. Leasehold improvements are amortized over the lesser of the useful life of the assets or term of the lease.

Intangible Assets

Intangible assets include the excess of acquisition cost over the fair market value of identifiable assets acquired (“goodwill”), trademarks, and non-compete covenants.

Trademarks and goodwill are not amortized but, instead, tested for impairment in value. No impairment was deemed to have occurred in any period presented. Non-compete covenants are amortized on a straight-line basis over the period covered by the covenant (5 years).

Revenue Recognition — Advertising

Magazine advertising revenues are recognized, net of related agency commissions, on the date the magazines are placed on sale at the newsstands. Revenues received for advertisements in magazines to go on sale in future months are classified as deferred advertising revenue.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition — Magazine Subscriptions

Revenues from magazine subscriptions are deferred (deferred subscription revenue) and recognized as subscription revenues over the term of the related subscriptions as the subscriptions are fulfilled. In addition, the Company provides an estimated reserve for subscription cancellations at the time such subscriptions are recorded.

Revenue Recognition — Newsstand

Magazines intended for distribution to newsstands are sold on a fully returnable basis. Newsstand revenue is recorded when the magazines are shipped to the distributor net of related distributor allowances and net of estimated returns.

Revenue Recognition — Book Sales

Revenue from books sold to book stores is recognized at shipment, net of provisions for returns.

Revenue Recognition — List Brokerage and Management

List brokerage and management revenues consists of sales of rights to use the Company’s and other third parties’ subscriber lists and fees earned for the management of such lists. Revenue is recognized when the lists are shipped to the customer or when list management services are performed.

Revenue Recognition — Mail Order and Website Access

Mail order revenues include direct customer sales of magazine back issues, books as well as novelty items sold from advertisements placed in the Company’s magazines or its website. Revenue is recognized at the date of shipment. Revenues from website access subscriptions are deferred and recognized over the term of the related subscriptions.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

LPI and Specpub are “S” Corporations for Federal and state tax purposes. In lieu of corporate Federal and state income taxes, the stockholders of an “S” Corporation are taxed on their proportionate share of its taxable income. The Company provides the stockholders with distributions from its equity as reimbursement for their individual liabilities arising from their allocated share of taxable income. TMS is a “C” Corporation and files its own separate Federal, state and local income tax returns. SP, LLC filed a combined return with LPI.

Upon its conversion to an “S” Corporation effective January 1, 1999, LPI was subject to a built-in gains tax on the excess of the fair market value over the tax basis of net assets on hand at that date. Such gains are taxable to the Company when the related net assets are realized, subject to certain limitations, based upon the taxable income of the Company and a maximum 10 year inclusion period from the date of conversion to “S” status. The built-in gains tax liability relates principally to the Company’s intangible assets. The sale or disposition of these assets by the Company within the 10 year inclusion period would result in an aggregate built-in gains tax.

NOTE 3 —	INVENTORY

Inventory consists of the following:

	2005	2004
	Combined	Consolidated
Editorial materials	$259,670	$246,364
Paper	334,249	239,590
Finished books and other publishing products	570,267	614,171
Novelty items	479,624	295,439
Production and circulation materials	112,200	115,265

	1,756,010	1,510,829

Less obsolescence reserves	(80,580)	(55,197)

	$1,675,430	$1,455,632

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 4 —	PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	2005	2004
	Combined	Consolidated
Furniture and equipment	$1,636,825	$1,408,910
Leasehold improvements	482,416	464,135

	2,119,241	1,873,045

Accumulated depreciation and amortization	(1,621,596)	(1,441,726)

	$497,645	$431,319

NOTE 5 —	INTANGIBLE ASSETS

Intangible assets consist of the following:

	2005	2004
	Combined	Consolidated
Trademarks	$4,344,330	$4,344,330
Goodwill	6,095,965	6,095,965
Covenant not to compete	20,000	20,000

	10,460,295	10,460,295

Less accumulated amortization	(1,732,826)	(1,119,165)

	$8,727,469	$8,729,469

NOTE 6 —	STOCKHOLDER LOANS RECEIVABLE

Loans receivable from stockholders are unsecured and bear 3.34% interest per annum. These loans may be repaid at the stockholders’ discretion, but not before October 1, 2006.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 7 —	LONG-TERM DEBT

Long-term debt consists of the following:

	2005	2004
	Combined	Consolidated
10% unsecured note payable to a stockholder, due at stockholder’s discretion but not before October 2006	$7,250,000	$7,250,000

Amounts relating to the non-compete covenant arising from the acquisition of two magazines	—	2,333

	7,250,000	7,252,333

Current Portion	—	(2,333)

	$7,250,000	$7,250,000

In addition, at December 31, 2004 and 2003, the Company had a domestic letter of credit with City National Bank in the amounts of $100,000 and $170,000 respectively, for the purpose of providing security for the lease at its New York location.
The letter is renewable annually and expires on March 15, 2006. The letter of credit is assessed a 2% fee per year. There were no outstanding balances under the letter of credit at December 31, 2004 or 2003.

NOTE 8 —	COMMITMENTS

Consulting Services

The Company has an ongoing agreement with an individual to function as the Company’s Chief Executive Officer. The agreement provides for an annual compensation of $400,000.

The Company had a five-year consulting services agreement which expired in April 2005 with the former Chairman and controlling shareholder of the entity from which it acquired two magazines (see Note 7). The agreement provides for aggregate annual consideration of $96,000.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 8 — COMMITMENTS (CONTINUED)

Leases

The Company leases three locations under operating leases that expire through December 2012. Future minimum lease payments under these operating leases are as follows:

Year Ending December 31,
2006	$851,553
2007	802,310
2008	792,156
2009	841,128
2010	851,537
Thereafter	1,795,916

$5,934,600

Real estate taxes, insurance and maintenance expenses are the obligation of the Company and are not included in the above minimum lease payment obligations.

Aggregate rent expense was $645,788 and $537,559 for the nine months ended September 30, 2005 and 2004, respectively (which included rents of $223,615 and $217,461 related to SP, LLC’s facility in 2005 and 2004, respectively).

NOTE 9 —	EMPLOYEE BENEFIT PLANS

The Company has a 401(K) profit sharing plan available to all employees who have completed six months of continuous service and have attained 21 years of age. The Company may make certain discretionary contributions to the plan. In 2005 and 2004, the Company matched fifty percent of the employees’ contributions up to five percent. Employees vest in the matching contribution based on length of service. The Company’s contribution for the nine months ended September 30, 2005 and 2004 was $80,801 and $94,918, respectively.

LPI MEDIA INC. AND SUBSIDIARIES
AND AFFILIATED COMPANY (2005)
COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2005 AND 2004

NOTE 10 —	CONTINGENCIES

Letter of Intent

The Company has signed a letter of intent, dated October 3, 2005, to sell all its assets and certain of its liabilities to a publicly-held media company in consideration for cash, notes and stock.

Additional Consideration

In conjunction with the 2000 acquisition of two magazines (see Notes 7 and 8) the Company is obligated to pay additional consideration to the sellers in the event of a subsequent “Sale Transaction.”

If consummated, the asset sale contemplated in the letter of intent could trigger the additional consideration. However, relevant facts are unknown regarding the proposed transaction and therefore the Company cannot estimate the amount of additional consideration, if any, that will be payable to the sellers of the two magazines.